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                                                                   EXHIBIT 10.14

         Harborside Healthcare Supplemental Executive Retirement Plan
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                             HARBORSIDE HEALTHCARE

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                          EFFECTIVE SEPTEMBER 15, 1995

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Harborside HEALTHCARE                                         September 15, 1995

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         Harborside Healthcare Supplemental Executive Retirement Plan
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                             HARBORSIDE HEALTHCARE

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                          EFFECTIVE SEPTEMBER 15, 1995


                          ARTICLE I - PURPOSE OF PLAN

1.1 PURPOSE OF PLAN. The Company intends and desires by the adoption of the Harborside Healthcare Supplemental Executive Retirement Plan (the "Plan") to recognize the value to Harborside Healthcare, Limited Partnership (the Employer") of the past and present services of Eligible Employees covered by the Plan and to encourage and assure their continued service with the Employer by making more adequate provision for their future retirement security.

This Plan is adopted by the Employer for certain of its executive employees.
The purpose of the Plan is to provide Eligible Employees with supplemental retirement income and to offer Eligible Employees an opportunity to elect to defer the receipt of compensation in order to provide termination of employment and related benefits taxable pursuant to section 451 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan is intended to be a "top-hat" plan (i.e., an unfunded deferred compensation plan maintained for a select group of management or highly compensated employees) under Sections 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974 ("ERISA").


                            ARTICLE II - DEFINITIONS

2.1 ACCOUNTS means the accounts maintained under this Plan on the books of the Employer (also referred in this document to as the "Company") for the benefit of an Eligible Employee.

2.2 ADMINISTRATOR means the person appointed by the Executive Committee to administer the Plan.

2.3  CODE means the Internal Revenue Code of 1986, as amended.

2.4 COMPANY means Harborside Healthcare, Limited Partnership or any company which is a successor as a result of merger, consolidation, liquidation, transfer of assets, or other reorganization.

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Harborside HEALTHCARE                                         September 15, 1995

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         Harborside Healthcare Supplemental Executive Retirement Plan
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2.5  COMPENSATION means the total of the base salary related to a calendar year for an Eligible Employee and any bonus which would have been available for payment during that calendar year to an Eligible Employee with respect to services provided by an Eligible Employee to the Company, prior to giving effect to any deferral elections made by an Eligible Employee.

2.6 ELIGIBLE EMPLOYEE means for any Plan Year, an employee of the Company whose Compensation during a Plan Year, prior to giving effect to any deferral elections, is expected to exceed $100,000, and who is selected by the Executive Committee to participate in this Plan.

2.7 EXECUTIVE COMMITTEE means the Executive Committee of the Company charged with the administration of the Plan.

2.8  PLAN means this Harborside Healthcare Supplemental Executive Retirement
Plan.

2.9 PLAN YEAR means the twelve (12) month period ending the last day of December during which the Plan is in effect.

2.10 SALARY OR BONUS DEFERRAL ACCOUNT means the account on the books of the Company to which an Eligible Employee's salary or bonus deferrals described in
Section 3.1, plus allocated investment  earnings, are credited.

2.11 SUPPLEMENTAL EMPLOYER MATCHING ACCOUNT means the account on the books of the Company to which Employer deemed contributions described in Section 4.1, plus allocated investment earnings, are credited.

2.12 VALUATION DATE means the date of the end of the first payroll period following the end of each quarter within the Plan Year or any date designated by the Executive Committee as of which a valuation of Plan credits is performed.


          ARTICLE III - SALARY REDUCTION AND BONUS REDUCTION DEFERRALS

3.1 An Eligible Employee, as defined in Section 2.6, may for any Plan Year in which he or she is an Eligible Employee, elect to defer receipt of any whole percentage of his or her Compensation, such whole percentage not to exceed twenty-five percent (25%) of the Eligible Employee's Compensation for any Plan Year, except in the case of the initial Plan Year in which the limit shall be 100% of any Compensation not received by an Eligible Employee prior to enrollment in the Plan.

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Harborside HEALTHCARE                                         September 15, 1995

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         Harborside Healthcare Supplemental Executive Retirement Plan
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An Eligible Employee may select  different deferral percentages for Compensation to be paid in the form of base salary (Salary Reduction Deferrals) and Compensation to be paid in the form of a bonus (Bonus Reduction Deferrals). An Eligible Employee electing to defer Compensation may elect to defer it to either
(a) the earlier of an Eligible Employee's retirement or termination of
                                                     --
employment, death, permanent disability, or (b) the earlier of a specific calendar year selected by the Eligible Employee (such selection be made from a list of years, as periodically made available by the Executive Committee) or an
                                                                          --
Eligible Employee's termination of employment, death, permanent disability, or retirement. The year in which the deferred payment is to be made must be at least at least two calendar years later than the calendar year in which the Eligible Employee is selecting the date of deferred payment.

3.2 Deferral elections allowable under this Plan may be periodically adjusted by the Executive Committee and must be made by each Eligible Employee before the beginning of the Plan Year to which such deferral elections apply except: (1) that in the case of the initial Plan Year, such elections must be made prior to September 15, 1995, (2) upon an employee's initial selection as an Eligible Employee under the Plan, such elections must be made within thirty days of his or her notification as an Eligible Employee. At the earlier of (a) the beginning of each Plan Year or (b) within thirty days of an employee's initial selection , each Eligible Employee shall complete and forward to the Plan Administrator an Enrollment and Election Form (and such other forms as the Plan Administrator periodically determines are necessary for administration of the Plan) which shall indicate the Eligible Employee's deferral elections for that Plan Year.

3.3 Once a Plan Year begins, deferral elections may only be amended if the Executive Committee determines that an Eligible Employee has experienced a worthy event (such as a change in marital status, family death, significant change in economic circumstances, or a similar event), in which case the Eligible Employee may: (a) elect to revoke future deferrals with respect to Compensation attributable to services not yet performed, or (b) elect to change the deferral elections made with respect to Compensation attributable to services performed on or after July 1 of that Plan Year by submitting amended elections at least 30 days prior to July 1 of that Plan Year. An Eligible Employee who has revoked future deferrals may only elect to resume deferrals at the beginning of the next Plan Year.

                   ARTICLE IV - EMPLOYER DEEMED CONTRIBUTIONS

4.1 During each Plan Year the Company will credit to each Eligible Employee's Supplemental Employer Matching Account an amount equal to fifty percent (50%) of the Compensation deferred by an Eligible Employee during that year, said credit not to exceed five percent (5%) of such Eligible Employee's base salary for that year prior to giving effect to Salary Reduction Deferrals made during

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Harborside HEALTHCARE                                         September 15, 1995

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         Harborside Healthcare Supplemental Executive Retirement Plan
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the Plan Year.


                              ARTICLE V - VESTING

5.1 SALARY REDUCTION CONTRIBUTIONS. An Eligible Employee shall always be one hundred percent (100%) vested in amounts credited to his or her Salary Or Bonus Deferral Account.

5.2 EMPLOYER DEEMED CONTRIBUTIONS. An Eligible Employee shall become one hundred percent (100%) vested in amounts deemed to be credited to his or her Supplemental Employer Matching Account during each Plan Year at the earliest of:
(a) the second January 1st following the end of the Plan Year for which such Employer Deemed Contributions are credited, provided such Eligible Employee is employed by the Company on the date vesting is scheduled to occur; (b) the date of the Eligible Employee's death, permanent disability (as determined by the Administrator) or retirement from the Company; or (c) any other accelerated date as determined by the Executive Committee.

If such Eligible Employee is not employed (employment shall include cases of leaves of absence approved by the Executive Committee) on the date specified in
Section 5.2 (a) above, and the events provided for in Sections 5.2 (b) and 5.2
(c) have not occurred, such Employer Deemed Contributions shall be forfeited by that former Eligible Employee and shall be used to reduce future Employer Deemed Contributions.


                       ARTICLE VI - PAYMENTS OF BENEFITS

6.1 PAYMENTS OF BENEFITS. The benefit payable under this Plan shall be paid in accordance with the payment option selected by an Eligible Employee in accordance with Article III of this Plan as follows:

    (a) Upon the earlier of an Eligible Employee's retirement or termination of
                                                              --
employment, death, or determination of permanent disability by the Plan Administrator, in which case it shall be paid in a cash lump sum as soon as practicable and no later than sixty (60) days after the earlier of such retirement, termination of employment, death, or determination of disability, unless such Eligible Employee elects to receive the benefit in annual installments made over a period of five (5) years. Each Eligible Employee must select a lump sum or annual installment distribution when selecting a payment option in accordance with Section 3.1 of this Plan.

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Harborside HEALTHCARE                                         September 15, 1995

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    (b) The earlier of a specific calendar year selected by the Eligible
Employee or an Eligible Employee's retirement, termination of employment, death,
         --
determination of permanent disability by the Plan Administrator. In the case of a payment deferred to a specific calendar year, such payment shall be made in a lump sum during the first month of the calendar year selected by the Eligible Employee unless the Eligible Employee elects to receive his or her benefit in annual installments made over a period not to exceed five (5) years, the first such installment then occurring during the first month of the calendar year selected by the Eligible Employee. Each Eligible Employee must select a lump sum or annual installment distribution when selecting a payment option in accordance with Section 3.1 of this Plan.

Any death benefit payable under this Plan shall be payable to the one or more beneficiaries who are named in the Election and Enrollment Form completed by each Eligible Employee.

                      ARTICLE VII - HARDSHIP DISTRIBUTIONS

7.1 HARDSHIP DISTRIBUTIONS. In the event of financial hardship of an Eligible Employee, as hereinafter defined, the Eligible Employee may apply to the Executive Committee for the distribution of all or any part of his or her Salary or Bonus Deferral Account. The Executive Committee shall consider the circumstances of each such case, and the best interest of the Eligible Employee and his or her family, and shall have the right, in its sole discretion, to allow such distribution, or to direct a distribution of part of the amount requested, or to refuse to allow any distribution. Upon a finding of financial hardship, the Administrator shall instruct the Trustee (defined in Article X) to make the appropriate distribution to the Eligible Employee from amounts contributed to the Trust (defined in Article X) by the Administrator in respect of the Eligible Employee's Salary or Bonus Deferral Account. In no event shall the aggregate amount of the distribution exceed either the full value of the Eligible Employee's Salary Or Bonus Deferral Account or the amount determined by the Administrator to be necessary to alleviate the Eligible Employee's financial hardship (which financial hardship may be considered to include any taxes due as the result of the distribution occurring because of this Section), and which is not reasonably available from other resources of the Eligible Employee. For purposes of this Section, the value of the Eligible Employee's Salary Or Bonus Deferral Account shall be determined as of the date of the distribution.

"Financial hardship" means (a) a severe financial hardship to the Eligible Employee resulting from a sudden and unexpected illness or accident of the Eligible Employee or of a dependent (as defined) in Code Section 152(a) of the Eligible Employee, (b) loss of the Eligible Employee's property due to casualty, or (c) other similar extraordinary and unforeseeable circumstances arising as a result of

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Harborside HEALTHCARE                                         September 15, 1995

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events beyond the control of the Eligible Employee, each as determined to exist by the Executive Committee. A distribution may be made under this Article only with the consent of the Executive Committee.

                            ARTICLE VIII - ACCOUNTS

8.1 ACCOUNTS. The Company will maintain on its books a Salary Or Bonus Deferral Account and a Supplemental Employer Matching Account for each Eligible Employee, to which shall be credited, as appropriate, Salary Reduction Deferrals and Bonus Reduction Deferrals under Section 3.1, Employer Deemed Contributions under Article IV, and Allocated Investment Earnings as provided in Section 8.2.

8.2 ALLOCATED INVESTMENT EARNINGS. For purposes of measuring the Allocated Investment Earnings to be credited to each Participant's Salary Or Bonus Deferral Account and each Participant's Supplemental Employer Matching Account, a Participant may select from the investment funds selected by the Plan Administrator and approved by the Executive Committee, the investment funds in which the Participant's Salary Or Bonus Deferral Account and Supplemental Employer Matching Account shall be deemed to be invested. Each Participant shall make a designation on a form provided by the Plan Administrator specifying the percentage of the Account balances deemed to be invested in each of the investment choices then offered by the Plan. This form will remain effective until another valid form has been made by the Participant and received by the
Plan Administrator.   Each Participant may amend these investment designations
once per quarter by providing written notification to the Plan Administrator at least thirty (30) days prior to the end of the quarter or at such other times as periodically allowed by the Plan Administrator in its sole discretion. If given timely notification is provided to the Plan Administrator, a change to a Participant's investment designation shall become effective on the first day of the calendar quarter or such other period as determined by the Plan Administrator following receipt by the Plan Administrator of the written direction.

8.3 The investment funds deemed to be made available to the Participants, and any limitation on the minimum or maximum percentages of a Participant's Accounts that may be deemed to be invested in any particular investment fund shall be the same as the Plan Administrator periodically communicates to the Plan Participants. If (a) the Participant does not furnish the Plan Administrator with complete, written instructions, or (b) the written investment instructions from the Participant are unclear, then the Participant's election to defer Compensation as allowed by this Plan shall be held in abeyance and have no force or effect until; such time as the Participant shall provide the Plan Administrator with complete investment instructions.

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Harborside HEALTHCARE                                         September 15, 1995

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         Harborside Healthcare Supplemental Executive Retirement Plan
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                          ARTICLE IX - ADMINISTRATION

9.1 ADMINISTRATOR. The Executive Committee and the Administrator shall administer, construe, and interpret this Plan and shall determine, subject to the provisions of this Plan in a manner consistent with the terms of the Plan, the Eligible Employees who shall participate in the Plan from time to time and the amount, if any, due an Eligible Employee (or his or her beneficiary) under this Plan. The Administrator shall not be liable for any act done or determination made in good faith. If a member of the Executive Committee is a Eligible Employee in this Plan he or she may not vote on matters affecting his or her personal benefit under this Plan, but any such member shall otherwise be fully entitled to act in matters arising out of or affecting this Plan notwithstanding his or her participation herein. In carrying out his or her duties herein, the Administrator shall have discretionary authority to exercise all powers and to make all determinations, consistent with the terms of the plan, in all matters entrusted to him or her, and his or her determinations shall be given deference and shall be final and binding on all interested parties.

9.2  CLAIMS PROCEDURES

     (a) Notice of Claim. Any Eligible Employee or beneficiary, or the duly authorized representative of an Eligible Employee or beneficiary, may file with the Administrator a claim for a Plan benefit. Such a claim must be in writing on a form provided by the Administrator and must be delivered to the Administrator, in person or by mail, postage prepaid. Within thirty (30) days after the receipt of such a claim, the Administrator shall send to the claimant, by mail, postage prepaid, a notice of the granting or the denying, in whole or in part, of such claim, unless special circumstances require an extension of time for processing the claim. In no event may the extension exceed thirty (30) days from the end of the initial period. If such an extension is necessary, the claimant will be given a written notice to this effect prior to the expiration of the initial thirty (30) day period. The Administrator shall have full discretion to deny or grant a claim in whole or in part in accordance with the terms of the plan. If notice of the denial of a claim is not furnished in accordance with this Section, the claim shall be deemed denied and the claimant shall be permitted to exercise his or her right to review pursuant to paragraphs 2 (c) and 2 (d) of Article IX of the Plan, as applicable.

     (b) Action on Claim. The Administrator shall provide to every claimant who is denied a claim for benefits a written notice setting forth, in a manner calculated to be understood by the claimant;

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Harborside HEALTHCARE                                         September 15, 1995

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          (i) The specific reason or reasons for the denial;

          (ii) A specific reference to the pertinent Plan provisions on which the denial is based;

          (iii) A description of any additional material or information necessary of the claimant to perfect the claim and an explanation of why such material or information is necessary; and

          (iv) An explanation of the Plan's claim review procedure.

     (c) Review of Denial. Within thirty (30) days after the receipt by a claimant of written notification of the denial (in whole or in part) of a claim, the claimant or the claimant's duly authorized representative, upon written application to the Administrator, delivered in person or by certified mail, postage prepaid, may review pertinent documents and may submit to the Administrator, in writing, a request for the Administrator to review the denial.

     (d) Decision on Review. Upon the Administrator's receipt of a notice of a request for review, the Administrator shall make a prompt decision on the review and shall communicate the decision on review in writing to the claimant. The decision on review shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based. The decision on review shall be made not later than thirty (30) days after the Administrator's receipt of a request for a review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered not later than sixty (60) days after receipt of the request for review. If an extension is necessary, the claimant shall be given written notice of the extension by the Administrator prior to the expiration of the initial thirty
(30) day period. If notice of the decision on review is not furnished in accordance with this Article, the claim shall be deemed denied on review.


                               ARTICLE X - TRUST

10.1 ESTABLISHMENT OF TRUST. The Company shall establish a Trust with a Trustee, pursuant to such terms and conditions as are set forth in the Trust Agreement to be entered into

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Harborside HEALTHCARE                                         September 15, 1995

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         Harborside Healthcare Supplemental Executive Retirement Plan
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between the Company and the Trustee.  The Trust is intended to be treated as a
Grantor Trust

under the Code, and the establishment of the Trust is not intended to cause an Eligible Employee to realize current income on amounts contributed thereto, and the Trust shall be so interpreted.


                     ARTICLE XI - MISCELLANEOUS PROVISIONS

11.1 LIMITATIONS OF RIGHTS. Nothing contained in this Plan shall be construed to:

     (a) Limit in any way the right of the Company to terminate an Eligible Employee's employment at any time; or

     (b) Be evidence of any agreement or understanding, express or implied, that the Company will employ an Eligible Employee in any particular position or at any particular rate of remuneration.

11.2 NONALIENATION OF BENEFITS; NO WITHDRAWALS. Except as herein after provided with respect to family disputes, the rights of any Participant under this Plan are personal and may not be assigned, transferred, pledged, mortgaged, or hypothecated. Any attempt to do so shall be void. In cases of family disputes, the Plan Administrator and the Company will observe the terms of the Plan unless and until ordered to do otherwise by a state or Federal court. As a condition of participation, each Participant agrees to hold the Plan Administrator and the Company harmless from any claim that arises out of their compliance with any final order of any state or Federal court, whether such order effects a judgement of such court or is issued to enforce a judgement or order of another court. For purposes of this Section 11.2, "family dispute" means a dispute relating to provision of child support, alimony payments, or marital property rights to a spouse, former spouse or other dependent of a Participant. No amounts credited to an Eligible Employee's Accounts may be withdrawn or paid to the Eligible Employee prior to termination of employment, retirement, death, disability or prior to the attainment of a specific year to which Compensation was deferred in accordance with Article III, except in the case of demonstrated financial hardship as described in Article VII.

11.3 AMENDMENT OR TERMINATION OF PLAN. Although it is expected that this Plan shall continue indefinitely, the Executive Committee may amend this Plan from time to time in any respect, and may at any time terminate the Plan in its entirety; provided, however, that an Eligible Employee's Accounts as of the date of any such amendment or termination may not be reduced nor may any such amendment or termination adversely affect an Eligible Employee's entitlement to his

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Harborside HEALTHCARE                                         September 15, 1995

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or her Accounts as of such date. In the event of the termination of the Plan, all benefit payments shall be made within sixty days.

11.4 CONSTRUCTION OF PLAN. This Plan is unfunded. The obligations of the Company with respect to the amounts payable hereunder shall be paid out of the Company's general assets and shall be secured by a grantor trust within the meaning of the subpart E, part 1, subchapter J, chapter 1, schedule A of the Code, escrow or otherwise. This Plan shall be so construed that it will be "unfunded" and maintained "primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees", as those terms are used in the Employee Retirement Income Security Act of 1974.

11.5 GENDER AND NUMBER. Wherever used in this Plan, the masculine shall be deemed to include the feminine and the singular shall be deemed to include the plural, unless the context clearly indicates otherwise.

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Harborside HEALTHCARE                                         September 15, 1995

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11.6 LAW GOVERNING.  This Plan shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts to the extent such laws are not preempted by federal law.


ATTEST/WITNESS                HARBORSIDE HEALTHCARE
                              LIMITED PARTNERSHIP


/s/ Julie Savard              By: /s/ William H. Stephan
- ---------------------------       -------------------------------

Print Name: Julie Savard      Print Name: William H. Stephan
            ---------------               -----------------------

                              Date: September 15, 1995
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